SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2010

HEALTHIENT, INC.
(exact name of registrant as specified in its charter)

Nevada
 (State or other jurisdiction of incorporation)

333-59114	33-0730042
Commission File Number	IRS Employer Identification Number

4440 PGA Blvd. Suite 600 Palm Beach, FL	33410
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (888) 720 2112

TIME ASSOCIATES, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective on November 15, 2010, Healthient, Inc. (the "Registrant") filed the amendment to the Registrant's Articles of Incorporation providing for the name change from "Time Associates, Inc." to the Registrant's current name "Healthient, Inc.".  The amendment was approved by the Board of Directors of the Registrant and the majority of its shareholders (64.05%) by a written consent.  The new name reflects the current business of the Registrant, which comprises of healthy snack food sales.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.4	Amendment to the Articles of Incorporation of Time Associates, Inc. dated November 15, 2010

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 17, 2010	HEALTHIENT, INC.

By:/s/ Katherine T. West
Katherine T. West
President